UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 8, 2012

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AOXING PHARMACEUTICAL COMPANY, INC.
(Exact name of registrant as specified in its charter)

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Florida	0-24185	65-0636168
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

444 Washington Blvd., Suite 3338, Jersey City, New Jersey 07310
(Address of Principal Executive Office) (Zip Code)

(646) 367 1747
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02         Departure of Directors or Certain Officers

On October 8, 2012 John O’Shea resigned from his position as a member of the Board of Directors of Aoxing Pharmaceutical Company, Inc.  Mr. O’Shea’s resignation did not occur because of any disagreement with Aoxing Pharma on any matter relating to the Aoxing Pharma’s operations, policies or practices.

Mr. O’Shea has agreed to serve on an indefinite basis as an advisor to Aoxing Pharma’s Chief Executive Officer.  In compensation for those services, Aoxing Pharma will pay Mr. O’Shea a fee of 4,000 RMB (approx. $635) per month and will issue Mr. O’Shea 20,000 shares of common stock for every year of advisory service.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Aoxing Pharmaceutical Company, Inc.

Date: October 10, 2012	By:	/s/ Zhenjiang Yue Zhenjiang Yue, Chief Executive Officer